January 8, 2021

Mr. Joseph G. Cremonese
PO Box 1907
Greensburg, PA 15601

Laboratory Innovation Company, Ltd.
PO Box 1907
Greensburg, PA 15601

Dear Joe:

Please confirm your agreement by signing where indicated below that the term of your engagement and the engagement of Laboratory Innovation Company, Ltd. (collectively, the “Consultant”) pursuant to the Monthly Retainer Agreement, dated as of January 1, 2020, as amended and/or extended to date (the “Agreement”), with Scientific Bioprocessing, Inc. (the “Company”), a wholly-owned subsidiary of Scientific Industries, Inc., is hereby further extended to December 31, 2021, subject to earlier termination by written notice by either the Company or the Consultant delivered to the other party at least 60 days prior to the termination date set forth in the written notice.

There are no other changes to the Agreement.

Scientific Industries, Inc.

By:	/s/ Helena R. Santos
Helena R. Santos
President and CEO

Scientific Bioprocessing, Inc.

By:	/s/ John A. Moore
John A. Moore
President

Acknowledged and agreed to:

Joseph G. Cremonese

/s/ Joseph G. Cremonese

Laboratory Innovations, Ltd.

By:	/s/ Joseph G. Cremonese
Joseph G. Cremonese
President